CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER
              UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Chell Group Corporation (the "Registrant") on Form 10-K/A for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, David Bolink, President, Chief Executive Officer and Chief Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my best knowledge:

      (1) the Annual Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 22, 2004

                                    /s/ David Bolink
                                    --------------------------------------------
                                    David Bolink
                                    President, Chief Executive Officer and Chief
                                    Accounting Officer